UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

Opendoor Technologies Inc.

(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 6, 2025, Opendoor Technologies Inc. issued the below press release in connection with its Special Meeting of Stockholders expected to be held on July 28, 2025.

Opendoor Announces Preliminary Proxy Filing Seeking Approval for Discretionary Reverse Stock Split
SAN FRANCISCO, June 6, 2025 (GLOBE NEWSWIRE) -- Opendoor Technologies Inc. (Nasdaq: OPEN) (the “Company,” “Opendoor,” “we,” “our” or “us”), a leading e-commerce platform for residential real estate transactions, filed a preliminary proxy statement. The proxy statement was furnished in connection with the solicitation of proxies by Opendoor’s Board of Directors (the “Board”) for use at the Company’s Special Meeting of Stockholders to be held on Monday, July 28, 2025, at 9:30 a.m. Pacific Time.
Our Board has adopted and is recommending that our stockholders approve amendments to our Certificate of Incorporation, to effect a reverse stock split of our common stock (“Common Stock”) at a ratio ranging from any whole number between 1‑for‑10 and 1‑for‑50, with the exact ratio within such range to be determined by the Board in its discretion (the “Reverse Stock Split”), subject to the Board’s authority to determine when to file the amendment and to abandon the other amendments notwithstanding prior stockholder approval of such amendments.
“This proposal is intended to support long-term shareholder value and give us optionality in preserving our listing on Nasdaq,” said Selim Freiha, CFO of Opendoor. “We’re grateful for the continued support of our shareholders, and remain focused on building a durable, technology-driven platform that powers life’s progress, one move at a time.”
The Board’s decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then‑existing and expected trading price of our Common Stock, the anticipated impact of the Reverse Stock Split on the trading price of our Common Stock and on the number of holders of our Common Stock, and the continued listing requirements of The Nasdaq Global Select Market. Although our stockholders may approve the Reverse Stock Split, we will not effect the Reverse Stock Split if the Board does not deem it to be in the best interests of the Company and its stockholders.
For additional information regarding the Company’s Special Meeting of Stockholders, please see the Company’s preliminary proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on June 6, 2025.
About Opendoor
Opendoor is a leading e-commerce platform for residential real estate transactions whose mission is to power life’s progress, one move at a time. Since 2014, Opendoor has provided people across the U.S. with a simple and certain way to sell and buy a home. Opendoor is a team of problem solvers, innovators, and operators who are leading the future of real estate. Opendoor currently operates in markets nationwide.
For more information, please visit www.opendoor.com

Forward Looking Statements
This press release contains certain forward-looking statements within the meaning of Section 27A the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking, including statements regarding the implementation of any Reverse Stock Split, if approved by stockholders, our compliance with listing requirements for the Nasdaq Global Select Market, our efforts to support long-term stockholder value and the Company’s business strategy and mission. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “guidance”, “intend”, “may”, “might”, “opportunity”, “outlook”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “vision”, “will”, or “would”, any negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that can cause actual results to differ materially from those in such forward-looking statements. The factors that could cause or contribute to actual future events to differ materially from the forward-looking statements in this press release include but are not limited to: the Company’s ability to comply with the continued listing requirements of the Nasdaq Global Select Market; risks associated with the Company’s indebtedness and capital structure; the current and future health and stability of the economy, financial conditions and residential housing market, including any extended downturns or slowdowns; changes in general economic and financial conditions (including federal monetary policy, the imposition of tariffs and price or exchange controls, interest rates, inflation, actual or anticipated recession, home price fluctuations, and housing inventory), as well as the probability of such changes occurring, that impact demand for the Company’s products and services, lower the Company’s profitability or reduce its access to future financings; actual or anticipated fluctuations in the Company’s financial condition and results of operations; the Company’s ability to access sources of capital, including debt financing and securitization funding to finance its real estate inventories and other sources of capital to finance operations and growth. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2025, as updated by its periodic reports and other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. The Company does not give any assurance that it will achieve its expectations.
Additional Information and Where to Find It
The Company intends to file with the SEC a definitive proxy statement on Schedule 14A with respect to its solicitation of proxies for the Special Meeting of Stockholders described above.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SOLICITATION.
Investors and security holders may obtain copies of these documents and other documents filed with the SEC by the Company free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.opendoor.com.

Participants in the Solicitation
The Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about the Company’s executive officers and directors is available in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2025. To the extent holdings by our directors and executive officers of the Company securities reported in the Definitive Proxy Statement for the 2025 Annual Meeting of Stockholders have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company are also available free of charge by accessing the Company’s website at www.opendoor.com.
Contact Information
Investors:
investors@opendoor.com
Media:
press@opendoor.com